LaSalle Bank Midwest N.A.          LaSalle Business Credit, a Division of ABN
                                           AMRO Bank N.V., Canada Branch



March 20, 2007

VIA FACSIMILE AND ELECTRONIC MAIL

Steelbank Tubular Inc.                        Eugene Welding Co.
2495 Haines Road                              2420 Wills Street
Mississauga, Ontario                          Marysville, Michigan  48040
CANADA                                        Attention: Jim Bradshaw, President
Attention: Jim Bradshaw, President            Facsimile: (810) 364-7252
Facsimile: (810) 364-7252


         Re:  Commitment Letter Regarding Proposed Amendments to
              Senior Loan Agreements.
              --------------------------------------------------

Dear Mr. Bradshaw:

     Reference is made to: (i) that certain Loan and Security Agreement, dated as of August 11, 2004 (as heretofore or hereafter amended, restated or otherwise modified from time to time, the "Eugene Loan Agreement"), by and between Eugene Welding Co. ("Eugene"), as the borrower thereunder, and LaSalle Bank Midwest N.A., successor to Standard Federal Bank N.A. ("LaSalle"), as the lender thereunder; (ii) that certain Loan Agreement, dated as of February 17, 2005 (as heretofore or hereafter amended, restated or otherwise modified from time to time, the "Steelbank Loan Agreement," and together with the Eugene Loan Agreement, the "Senior Loan Agreements"), by and between Steelbank Tubular Inc. (f/k/a Steelbank Inc.) ("Steelbank," and together with Eugene, the "Borrowers"), as the borrower thereunder, and LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch ("LaSalle Canada," and together with LaSalle, the "Senior Lenders"), as the lender thereunder; (iii) that certain Subordination Agreement, dated as of December 13, 2005 (as heretofore or hereafter amended, restated or otherwise modified from time to time, the "Subordination
Agreement"), by and among LaSalle and LaSalle Canada, each as a holder of "Senior Debt" thereunder, and Laurus Master Fund, Ltd. ("Laurus"), as the holder of the "Junior Debt" thereunder; (iv) that certain Securities Purchase Agreement, dated as of December 13, 2005 (as heretofore or hereafter amended, restated or otherwise modified from time to time in accordance with the terms thereof and of the Subordination Agreement, the "Laurus Securities Purchase Agreement"), by and between Laurus, as the purchaser thereunder, and Tarpon
Industries, Inc. ("Tarpon," and together with the Borrowers, the "Loan Parties"), as the issuer thereunder; and (v) that certain Secured Convertible Term Note, dated as of December 13, 2005 (as heretofore or hereafter amended, restated or otherwise modified from time to time in accordance with the terms thereof and of the Subordination Agreement, the "Laurus Secured Convertible Note," and together with the Laurus Securities Purchase Agreement and all other documents and agreements executed and/or delivered by any Loan Party and Laurus in connection therewith, the "Laurus Loan Documents"). Unless otherwise specified, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the respective Senior Loan Agreements.

     The Senior Lenders are pleased to commit to amend both Senior Loan Agreements subject to the terms and conditions specified below and in the definitive documentation to be negotiated (the "Senior Restructuring"). This commitment is based upon our understanding of the Senior Restructuring as described in the numbered paragraphs below and upon the information and documents that you have provided to us to date. In providing this commitment, the Senior Lenders have relied on the representation of the Loan Parties that Laurus has agreed in writing to restructure Tarpon's indebtedness and other liabilities owing to Laurus under the Laurus Loan Documents (the "Laurus Restructuring") pursuant to the terms and conditions set forth in that certain letter agreement between Tarpon and Laurus, dated February 28, 2007 (as in effect on the date hereof or as subsequently amended, restated, supplemented or otherwise modified from time to time with the prior written consent of the Senior Lenders (which consent shall not be unreasonably withheld), the "Laurus Restructuring Letter Agreement"). The general terms and conditions of the proposed Senior Restructuring include the following:

1. WAIVER OF EXISTING SENIOR DEFAULTS - Effective upon the consummation of the Senior Restructuring (the "Senior Restructuring Closing Date"), each Senior Lender will waive all Defaults and Events of Default that have occurred and are continuing under the respective Senior Loan Agreements as of the date hereof (all such Defaults and Events of Default to be waived, the "Existing Senior Defaults").

2. EXTENSION OF ORIGINAL TERMS - The last day of the Original Term of each Senior Loan Agreement will be the earlier to occur of (i) August 31, 2010 and (ii) thirty (30) days prior to the stated maturity date of the Laurus Secured Convertible Note (as the same shall be amended in connection with the Laurus Restructuring to be not less than three years from the consummation of the Laurus Restructuring, subject to the terms of the Subordination Agreement).

3.   AMENDMENT  TO EARLY  TERMINATION  FEES - In the  event  that  any  Borrower prepays all of the Liabilities under its Senior Loan Agreement and such Senior Loan Agreement is terminated in its entirety as a result thereof, each such Borrower shall pay the applicable Senior Lender a prepayment fee, in addition to the payment of all other Liabilities under such applicable Senior Loan Agreement, in an amount of immediately available funds equal to: (i) three percent (3.0%) of the Maximum Loan Limit under, and as defined in, such applicable Senior Loan Agreement in the event such Borrower terminates such applicable Senior Loan Agreement in its entirety and prepays all the Liabilities thereunder within one year after the Senior Restructuring Closing Date; (ii) two percent (2.0%) of the Maximum Loan Limit under, and as defined in, such applicable Senior Loan Agreement in the event such Borrower terminates such applicable Senior Loan Agreement in its entirety and prepays all the Liabilities thereunder more than one year but less than two years after the Senior Restructuring Closing Date; or
     (iii) one percent (1.0%) of the Maximum Loan Limit under, and as defined in, such applicable Senior Loan Agreement in the event such Borrower terminates such applicable Senior Loan Agreement in its entirety and prepays all of the Liabilities thereunder more than two years after the Senior Restructuring Closing Date but prior to the end of the Original Term (as amended in accordance with Paragraph 2 hereof) or any applicable Renewal Term (if any) of such applicable Senior Loan Agreement. Notwithstanding the foregoing, if at any time during the Original Term, or if applicable, any Renewal Term, Steelbank prepays all of the Liabilities under the Steelbank Loan Agreement without using any proceeds of loans provided by any Person other than any Senior Lender (or affiliate thereof) (e.g., any refinancing) and such Senior Loan Agreement is terminated in its entirety as a result of such prepayment, Steelbank shall pay LaSalle Canada a prepayment fee, in addition to the payment of all other Liabilities under the Steelbank Loan Agreement, in an amount of immediately available funds equal to one percent (1.0%) of the Maximum Loan Limit under, and as defined in, the Steelbank Loan Agreement.

4. CONSUMMATION OF SUPPLEMENTAL EQUITY RAISES - Tarpon shall diligently pursue and consummate the three separate equity financing transactions (defined below as Supplemental Raise 1, Supplemental Raise 2 and Supplemental Raise 3, respectively) described in the Laurus Restructuring Letter Agreement in accordance with the terms thereof (collectively referred to herein as the "Supplemental Equity Raises"), and without limiting the foregoing, shall comply with the following covenants relating thereto:

     (i)  On or  prior  to  the  earlier  to  occur  of  (a)  the  deadline  for consummation of "Raise 1" under, and as defined in, the Laurus Restructuring Letter Agreement, or (b) March 23, 2007, Tarpon shall have raised and received (net of reasonable and customary transaction expenses) a minimum of [$1,250,000] [LBC and company to confirm numbers prior to execution] of new cash equity pursuant to terms and conditions substantially similar to those of the equity financing transaction consummated by Tarpon on or about January 25, 2007 ("Supplemental Raise 1").

     (ii) On or prior to the earlier to occur of (a) the deadline for consummation of "Raise 2" under, and as defined in, the Laurus Restructuring Letter Agreement, or (b) May 1, 2007 (the "Supplemental Raise 2 Deadline"), Tarpon shall have raised and received (except to the extent proceeds are remitted directly to pay reasonable and customary transaction expenses) a minimum of [$1,000,000] [LBC and company to confirm numbers prior to execution] of new cash equity (in addition to the cash equity received pursuant to Supplemental Raise 1) pursuant to terms and conditions substantially similar to those of the equity financing transaction consummated by Tarpon on or about January 25, 2007 ("Supplemental Raise 2").

     (iii) On or prior to the earlier to occur of (a) the deadline for consummation of "Raise 3" under, and as defined in, the Laurus Restructuring Letter Agreement, and (b) August 1, 2007 (the
          "Supplemental Raise 3 Deadline"), Tarpon shall have raised and received (except to the extent proceeds are remitted directly to pay reasonable and customary transaction expenses) a minimum of [$4,000,000] [LBC and company to confirm numbers prior to execution]of new cash equity (in addition to the equity received pursuant to Supplemental Raise 1 and Supplemental Raise 2) pursuant to a formal underwritten equity offering on terms and conditions reasonably acceptable to the Senior Lenders ("Supplemental Raise 3").

5. AMENDMENT TO INTEREST RATES - From the Senior Restructuring Closing Date through and including the month in which Supplemental Raise 3 is consummated (the "Supplemental Raise 3 Closing Date"), all Loans provided under the respective Senior Loan Agreements shall bear interest at the Prime Rate in effect from time to time plus two percent (2.00%) per ---- annum. From the month immediately following the month in which the Supplemental Raise 3 Closing Date occurred through and including the month ending June 30, 2008, all Loans provided under the respective Senior Loan Agreements shall bear interest at the Prime Rate in effect from time to time plus one and one-half percent (1.50%) per annum. Thereafter, all Loans shall ---- bear interest at the Prime Rate in effect from time to time plus an "applicable margin" determined on a quarterly basis ---- based on a pricing grid to be negotiated. All interest on the Loans shall be payable on the first Business Day of each calendar month in arrears. The default interest provisions presently set forth in the respective Senior Loan Agreements shall remain unchanged.

6. CONSUMMATION OF LAURUS RESTRUCTURING - The Loan Parties shall diligently pursue and consummate the Laurus Restructuring in accordance with the general terms set forth in the Laurus Restructuring Letter Agreement and otherwise on terms and conditions, and pursuant to definitive documentation, reasonably acceptable to the Senior Lenders.

7. PERMITTED USES OF SUPPLEMENTAL EQUITY RAISE PROCEEDS - Subject to the terms of the Subordination Agreement (which shall continue to stay the making of any and all payments to Laurus prior to the consummation of the Senior Restructuring), Tarpon shall use the proceeds of the Supplemental Equity Raises solely to fund:

     (i) as, when and to the extent required, working capital expenditures incurred by, or for the direct benefit of, the Borrowers in the ordinary course of their respective businesses either directly or indirectly through equity distributions to the Borrowers;

     (ii) payments to Laurus under the Laurus Secured Convertible Note as and when due in accordance with the terms of the Laurus Restructuring Letter Agreement (collectively, the "Laurus Restructuring Payments"); provided, that all such Laurus Restructuring Payments shall be applied to the indebtedness owing by Tarpon to Laurus under the Laurus Secured Convertible Note (the "Laurus Indebtedness") in accordance with the terms of the Laurus Restructuring Letter Agreement; and

     (iii) regularly scheduled payments of principal and interest due and owing to Laurus under the Laurus Secured Convertible Note (as the same shall be amended in connection with the Laurus Restructuring) on an unaccelerated basis as and when due thereunder;

8. LIMITATIONS ON DISTRIBUTIONS FROM BORROWERS TO TARPON - The Borrowers shall be prohibited from directly or indirectly declaring or making, or incurring any liability to make, any Distribution of funds or property to Tarpon (each, an "Upstream Distribution") unless all of the following conditions are satisfied (and the Loan Parties provide evidence reasonably acceptable to the Senior Lenders of such satisfaction):

     (i) all proceeds of such Upstream Distribution are used by Tarpon promptly upon the receipt thereof to pay: (a) working capital expenditures incurred by, or for the direct benefit of, the Borrowers in the ordinary course of their respective businesses, or (b) to the extent permitted under the Subordination Agreement, regularly scheduled payments of principal and interest due and owing to Laurus under the Laurus Secured Convertible Note (as the same shall be amended in connection with the Laurus Restructuring) on an unaccelerated basis as and when due thereunder;

     (ii) immediately after giving effect to such Upstream Distribution, the sum of: (a) Eugene's Excess Availability (which shall be calculated using the definition of "Excess Availability" in the Steelbank Loan Agreement) as of the date such Upstream Distribution is proposed to be made plus (b) Steelbank's Excess Availability (as defined in the Steelbank Loan Agreement) as of the date such Upstream Distribution is proposed to be made, plus (c) the aggregate cash on hand of Tarpon, Eugene and Steelbank as of the date such Upstream Distribution is proposed to be made, shall equal an amount in excess of $1,000,000; and

     (iii) after giving effect to such Upstream Distribution (assuming such Upstream Distribution was made on the last day of the applicable testing period), the Debt Service Coverage ratio of Eugene and Steelbank, measured and tested on a combined basis, shall not be less than 1.10 to 1.00 for the following applicable periods: (a) during the first year following the Senior Restructuring Closing Date, such testing period shall run from and including the month in which the Senior Restructuring Closing Date occurs through and including the month immediately preceding the month in which such Upstream Distribution is proposed to be made, and (b) thereafter, such testing period shall be the trailing twelve month period ending on the last day of the month immediately preceding the month in which such Upstream Distribution is proposed to be made.

9. ADDITIONAL COVENANTS - The definitive documentation concerning the Senior Restructuring shall contain such additional covenants (in addition to those described elsewhere herein) as are customary and appropriate for amendments of the type contemplated by the Senior Restructuring and as are reasonably required by the Senior Lenders. Such additional covenants shall include, but may not be limited to, the following:

     (i) On or prior to June 30, 2007, the Loan Parties shall prepare and deliver to the Senior Lenders an updated business plan and related projections for Steelbank covering fiscal years 2007 and 2008, which shall be in form and substance acceptable to the Senior Lenders.

     (ii) A minimum EBITDA covenant for each of Steelbank and Eugene at levels to be agreed upon by the Senior Lenders and the Loan Parties in the definitive documentation, which covenant shall be measured and tested each month through and including the month ending February 28, 2008.

     (iii) A minimum Tangible Net Worth covenant for each of Steelbank and Eugene at levels to be agreed upon by the Senior Lenders and the Loan Parties in the definitive documentation, which covenant shall be measured and tested each month through and including the last month of the Original Term or, if applicable, any Renewal Term.

     (iv) A minimum Debt Service Coverage covenant for each of Steelbank and Eugene at levels to be agreed upon by the Senior Lenders and the Loan Parties in the definitive documentation, which covenant shall be measured and tested each quarter from and including the quarter ending March 31, 2008 through and including the last quarter of the Original Term or, if applicable, any Renewal Term.

10. AMENDMENTS TO DEFAULT SECTION - The "Default" Section of each Senior Loan Agreement (i.e., Section 15) will be amended as follows:

     (i)  It shall be an  immediate  Event of  Default  under each  Senior  Loan
          Agreement if the Supplemental Equity Raises and the Laurus Restructuring are not consummated on or prior to the Supplemental Raise 3 deadline and otherwise in accordance with the terms set forth in the Laurus Restructuring Letter Agreement. Without limiting the generality of the foregoing, it shall be an immediate Event of Default under each Senior Loan Agreement if any Loan Party or Laurus fails to comply with any of the following specific terms of the Laurus Restructuring Letter Agreement:

          (a) Concurrently with, or immediately following, the earlier to occur of the consummation of Supplemental Raise 2 and the Supplemental Raise 2 Deadline, Laurus and Tarpon shall enter into and consummate a written agreement, in form and substance reasonably acceptable to the Senior Lenders, pursuant to which Laurus shall have agreed, in accordance with the terms of the Laurus Restructuring Letter Agreement, to: (a) waive all then existing defaults and events of default under the Laurus Secured Convertible Note and the Laurus Securities Purchase Agreement, including, without limitation, all defaults related to debt of the Loan Parties held by others; (b) convert a portion of the outstanding indebtedness under the Laurus Secured Convertible Note at the per share purchase price to be used in Supplemental Raise 2 such that, immediately after giving effect to such conversion, Laurus shall hold no more than 4.99% of the issued and outstanding common stock of Tarpon; and (c) waive all then existing default interest and fees that accrued under the Laurus Loan Documents at any time prior to the consummation of such agreement (collectively, the "Waived Default Charges").

          (b) Concurrently with, or immediately following, the earlier to occur of the consummation of Supplemental Raise 3 and the Supplemental Raise 3 Deadline, Laurus and Tarpon shall enter into and consummate an amendment to all applicable Laurus Loan Documents, in form and substance reasonably acceptable to the Senior Lenders, pursuant to which Laurus shall have agreed, in accordance with the terms of the Laurus Restructuring Letter Agreement, to: (a) extend the stated maturity date of the Laurus Secured Convertible Note until a date that is three years from the date Supplemental Raise 3 is consummated; (b) amend the default rate of interest under the Laurus Secured Convertible Note to twelve percent (12%) per annum; (c) amend the provision of the applicable Laurus Loan Document(s) prohibiting Laurus from owning in excess of 4.99% of the issued and outstanding common stock of Tarpon such that, immediately after giving effect to such amendment, such maximum percentage shall be increased to 9.99%; and (d) amend the amortization payment schedule of the Laurus Secured Convertible Note such that the remaining Laurus Indebtedness (after taking into account the waiver of all Waived Default Charges as described above) shall be amortized over a five year period (commencing on the date the Laurus Restructuring is consummated) with a balloon payment due on the third anniversary of the consummation of the Laurus Restructuring; provided, however, that if aggregate amount of -------- ------- all principal payments made to Laurus under the Laurus Secured Convertible Note during calendar year 2007 does not exceed $1,700,000, then the outstanding principal amount of the Laurus Secured Convertible Note shall be increased, effective as of January 1, 2008, by an amount equal to Waived Default Charges, which added principal shall be amortized as provided in this clause (d) above.

          (c) any Loan Party fails to comply with any covenant described in Paragraph 4 hereof (or any subparagraph thereof) (Consummation of Supplemental Equity Raises),

          (d) any Loan Party fails to comply with any covenant described in Paragraph 7 hereof (or any subparagraph thereof) (Permitted Uses of Supplemental Equity Raise Proceeds); or

          (e)  any Loan  Party or Laurus  fails to comply  with any other  term,
               condition,   covenant  or  agreement  set  forth  in  the  Laurus
               Restructuring Letter Agreement in any material respect.

     (ii) To the extent not presently provided in the Senior Loan Agreements, it shall be an immediate Event of Default under each Senior Loan
          Agreement if any event of default occurs under any of the Laurus Securities Purchase Agreement or the Laurus Secured Convertible Note.

     (iii) Each Senior Loan Agreement shall be expressly cross-defaulted with the other Senior Loan Agreement.

     (iv) Section 15(b) of each Senior Loan Agreement shall be amended to remove all cure periods with respect to the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under the applicable Senior Loan Agreement or any Other Agreement (as defined in such Senior Loan Agreement).

11. COMMITMENT FEE - As consideration for the Senior Lenders' commitments provided herein, (i) Eugene agrees to pay LaSalle a commitment fee in an amount equal to five tenths of one percent (0.5%) of the Maximum Loan Limit under, and as defined in, the Eugene Loan Agreement, or $45,000; and (ii) Steelbank agrees to pay LaSalle Canada a commitment fee in an amount equal to five tenths of one percent (0.5%) of the Maximum Loan Limit under, and as defined in, the Steelbank Loan Agreement, or CDN$40,000. Both such commitment fees shall be (i) deemed fully earned upon execution of this commitment letter by the Loan Parties and the Senior Lenders, (ii) payable in immediately available funds on or prior to the earlier to occur of the consummation of Supplemental Raise 2 and the Supplemental Raise 2 Deadline,
     (iii)  non-refundable  upon receipt by the respective  Senior Lenders,  and
     (iv) shall be applied as a credit to the amendment fee to be charged by the Senior Lenders to consummate the Senior Restructuring (which amendment fee shall equal the amount of the commitment fee).

12. EXPENSES - In addition to, and not in lieu of, any expense reimbursement obligations of the Loan Parties under the respective Senior Loan Agreements or any Other Agreement (as defined in each Senior Loan Agreement), the Loan Parties hereby jointly and severally agree to reimburse the Senior Lenders for their normal and reasonable costs incurred in connection with the negotiation, documentation and consummation of this commitment letter, the Senior Restructuring and all related transactions and documents.

13. REPRESENTATIONS AND WARRANTIES - The definitive documentation regarding the Senior Restructuring shall contain such additional representations and warranties (in addition to the representations and warranties in effect under the respective Senior Loan Agreements) as are customary and appropriate for amendments of the type contemplated by the Senior Restructuring and as are reasonably required by the Senior Lenders.

14. EFFECT OF AMENDMENTS ON SENIOR LOAN DOCUMENTS - Except for the amendments to the Senior Loan Agreements expressly set forth in the definitive documentation regarding the Senior Restructuring, all of the Senior Loan Agreements, the Subordination Agreement and the Other Agreements (as defined in each Senior Loan Agreement) shall remain in full force and effect and enforceable in accordance with their respective terms. All liens and security interests granted by any Loan Party to any Senior Lender pursuant to or otherwise in connection with any Senior Loan Agreement or Other Agreement (as defined in each Senior Loan Agreement) shall remain in full force and effect with at least the same validity, enforceability and priority as such liens and security interests have as of the date hereof. Without limiting the generality of the foregoing, the Senior Restructuring shall in no way waive, modify, alter, impair or otherwise affect any of the Senior Lenders' respective rights under the Subordination Agreement, including, without limitation, any stay or other restrictions imposed thereby on (i) the Loan Parties making, and Laurus accepting, payments on "Junior Debt" (as defined in the Subordination Agreement) or (ii) Laurus taking enforcement action against any Loan Party or any Collateral (as defined in each Senior Loan Agreement).

15. CONDITIONS PRECEDENT - The consummation of the Senior Restructuring, and the execution and delivery of the definitive documentation relating thereto, shall be subject to the satisfaction of the following conditions precedent (as well as any other conditions precedent as is customary and appropriate for amendments of the type contemplated by the Senior Restructuring and as are reasonably required by the Senior Lenders):

     (i) No Default or Event of Default shall be continuing under any Senior Loan Agreement other than the Specified Senior Defaults.

     (ii) All definitive documentation memorializing and effectuating the Senior Restructuring, including all definitive amendments to the Senior Loan Agreements, shall have been completed and shall be in form and substance satisfactory to the Senior Lenders and their legal counsel in their sole discretion.

     (iii) The Senior Lenders shall be satisfied in their sole discretion with the results of their business and legal due diligence relating to the Restructuring.

     (iv) No actions or proceedings shall have been pending or threatened against any Loan Party which might materially adversely affect the ability of such Loan Party to comply with its obligations in respect of the Senior Restructuring.

     (v) All fees and expenses owing by any Loan Party to any Senior Lender under the respective Senior Loan Agreements and Other Agreements (as defined in each Senior Loan Agreement) shall have been paid in full to the extent requested by the Senior Lenders.

16. INDEMNIFICATION - In addition to, and not in lieu of, any indemnification obligations of the Loan Parties under the respective Senior Loan Agreements and Other Agreements (as defined in each Senior Loan Agreement), each Loan Party shall jointly and severally indemnify and hold each Senior Lender, its officers, directors, employees, agents, consultants, attorneys and affiliates, and each of their respective successors and assigns (collectively, "Indemnified Parties"), harmless from and against any loss, claim, liability or expense, including, but not limited to, reasonable outside attorneys' fees and legal expenses incurred by any of them, in connection with, arising out of, or in any way related to this commitment letter, the Senior Restructuring or any of the transactions contemplated hereby or thereby, except to the extent directly arising from the gross negligence, willful or criminal misconduct of an Indemnified Party as determined pursuant to a final, non-appealable order of a court of competent jurisdiction.

17.  MISCELLANEOUS -

     (i) Each Loan Party acknowledges and agrees that there are no other agreements, commitments or understandings with the Senior Lenders, oral or written, relating to the Senior Restructuring other than those set forth in this commitment letter.

     (ii) No Person, other than the parties hereto, is entitled to rely upon this commitment letter or any of its contents. No one shall, except
          (i) as may be compelled to be disclosed in a judicial or administrative proceeding or as otherwise required by law; or (ii) on a confidential and "need to know" basis to the Loan Parties' directors, officers, employees, advisors and counsel, use the name of, or refer to, any Senior Lender, or any of its affiliates, in any correspondence, discussions, advertisement or disclosure made in connection with the Senior Restructuring without the prior consent of such Senior Lender.

     (iii) The Loan Parties hereby authorize the Senior Lenders and their respective affiliates and representatives to make inquiries that the Senior Lenders deem necessary to verify the accuracy of any statements made by any Loan Party (or any representative thereof) to any Senior Lender (or any affiliate or representative of such Senior Lender) relating to the Supplemental Equity Raises, the Senior Restructuring or the Laurus Restructuring.

     (iv) Each of the parties hereto hereby agrees that the jury trial waiver, choice of law and choice of forum provisions set forth in each Senior Loan Agreement shall apply to all matters arising from or related to this commitment letter and the transactions contemplated herein as if fully restated herein.

     (v) The Senior Restructuring, and all definitive documentation related thereto, must be consummated on or prior to March 22, 2007 (or such later date agreed to in writing by the Senior Lenders in their sole discretion).




                           [Left Intentionally Blank]

     If the foregoing commitment is acceptable to you, please execute this commitment Letter in the space provided below and return the same to the Senior Lenders no later than 5:00 p.m. prevailing Eastern time on March 16, 2007 (the time and date at which this commitment, if not accepted by the Loan Parties, will automatically expire, unless extended in writing by the Senior Lenders in their sole discretion).



                                    Very truly yours,

                                    LASALLE BANK MIDWEST N.A.


                                    By:      /s/
                                       ---------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------



                                    LASALLE BUSINESS CREDIT, a division of ABN
                                    AMRO BANK N.V., Canadian Branch

                                    By:       /s/
                                        --------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------



Accepted and Agreed this ____
day of March ___, 2007

TARPON INDUSTRIES, INC.

By:       /s/
   ------------------------

Name:
     ----------------------

Title:
      ---------------------


EUGENE WELDING CO.

By:       /s/
   ------------------------

Name:
     ----------------------

Title:
      ---------------------


STEELBANK TUBULAR INC. (f/k/a Steelbank Inc.)

By:       /s/
   ------------------------

Name:
     ----------------------

Title:
      ---------------------